Exhibit 99.2

PDC + SRC: THE RIGHT COMBINATION AT THE RIGHT TIME August 26, 2019

Forward-Looking Statements

Additional Information and Where to Find it

This document does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed business combination between PDC and SRC. In connection with the proposed transaction, PDC intends to file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 that will include a joint proxy statement of PDC and SRC that also constitutes a prospectus of PDC. Each of PDC and SRC also plan to file other relevant documents with the SEC regarding the proposed transaction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Any definitive joint proxy statement/prospectus of PDC and/or SRC (if and when available) will be mailed to shareholders of PDC and/or SRC, as applicable. INVESTORS AND SECURITY HOLDERS OF PDC AND SRC ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about PDC and SRC, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by PDC will be available free of charge on PDC's website at http://www.pdce.com or by contacting PDC's Senior Director of Investor Relations by email at michael.edwards@pdce.com, or by phone at 303-860-5820. Copies of the documents filed with the SEC by SRC will be available free of charge on SRC's website at http://www.srcenergy.com or by contacting SRC's Investor Relations Manager by email at jrichardson@srcenergy.com, or by phone at 720-616-4308.

Certain Information Concerning Participants

PDC, SRC and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of PDC is set forth in PDC's proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 17, 2019. Information about the directors and executive officers of SRC is set forth in its proxy statement for its 2019 annual meeting of shareholders, which was filed with the SEC on March 28, 2019. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from PDC or SRC using the contact information indicated above.

Cautionary Statement Regarding Forward-Looking Information

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, that address activities that PDC or SRC assumes, plans, expects, believes, intends or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. The forward-looking statements are based on management's current beliefs, based on currently available information, as to the outcome and timing of future events, including this proposed transaction. These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the management of PDC or SRC. These include the expected timing and likelihood of completion of the proposed transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of PDC may not approve the issuance of new shares of common stock in the proposed transaction or that shareholders of SRC may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of PDC's securities or SRC's securities, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of PDC and SRC to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending proposed transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or that it may take longer than expected to achieve those synergies or benefits and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond PDC's or SRC's control, including those detailed in PDC's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on its website at http://www.pdce.com and on the SEC's website at http://www.sec.gov, and those detailed in SRC's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on SRC's website at http://www.srcenergy.com and on the SEC's website at http://www.sec.gov.

All forward-looking statements are based on assumptions that PDC or SRC believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and PDC and SRC undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

This presentation contains certain non-GAAP financial measures. A reconciliation of each such measure to the most comparable GAAP measure is presented in the Appendix hereto. We use "adjusted cash flows from operations," "adjusted net income (loss)," "adjusted EBITDA", and "adjusted EBITDAX" and "PV-10," non-GAAP financial measures, for internal reporting and providing guidance on future results. These measures are not measures of financial performance under GAAP. We strongly advise investors to review our financial statements and publicly filed reports in their entirety and not rely on any single financial measure. See the Appendix for a reconciliation of these measures to GAAP. Rate of return estimates do not reflect lease acquisition costs or corporate general and administrative expenses. Non-proved estimates of potentially recoverable hydrocarbons and EURs may not correspond to estimates of reserves as defined under SEC rules. Resource estimates and estimates of non-proved reserves include potentially recoverable quantities that are subject to substantially greater risk than proved reserves.

August 2019

2

COMBINATION OVERVIEW & STRATEGIC RATIONALE Bart Brookman

PDC + SRC – The Right Combination at the Right Time

COMBINATION OVERVIEW

Creates a premier E&P company with size, scale and financial strength to deliver value in the new E&P paradigm

- **Forms a champion of Colorado energy**
  - Consolidated, contiguous position in Core Wattenberg
- **Resilient asset base in two of the premier U.S. onshore plays**
  - Multi-basin platform in the DJ and Delaware Basins
- **Leading free cash flow yield supports upsized share repurchase**
  - Project ~$800 million of combined FCF from 2H19 through 2021
- **Industry-leading operational and financial metrics**
  - Clear and achievable G&A synergies
- **Accretive to key financial metrics**
  - Free cash flow per share, CROCI, NAV
- **Maintains strong balance sheet**
  - All-Stock transaction with significant shareholder overlap

Core Wattenberg


Weld County

PDC Acreage SRC Acreage

	PDC Energy	SRC Energy	Pro forma
Enterprise Value ($bn)[1]	$2.8	$1.7	$4.5
Wattenberg Net Acres	~96,000	~86,000	~182,000
Delaware Net Acres	~36,000	-	~36,000
2Q19 Production (Mboe/d)	136.5	60.8	197.3
TTM Leverage Ratio	1.4x	1.3x	1.3x

(1) Source: FactSet and Company filings; SRC Enterprise Value based on 0.158x exchange ratio; PDC share count of ~63.7 million shares outstanding

August 2019

4

PDC + SRC – Transaction Overview • All stock transaction valued at $ 1.7bn , including the assumption of $ 685mm of SRC net debt • SRC shareholders will receive a fixed exchange ratio of 0.158 PDC common shares for each share of SRC common stock they own • Exchange ratio implies a price of $3.99 per SRC share based on PDC’s closing price of $25.25 on August 23, 2019, which implies a: − Premium of 6.8% compared to the 30 - day average exchange ratio of . 148x • PDC Management team will lead combined company • Combined company Board will consist of nine directors • SRC will receive two Board seats in the pro forma company • Expected to close 4Q19 • Subject to customary closing conditions and regulatory approvals, including the approval by both PDC and SRC shareholders August 2019 Clear Roadmap to Completion Pro forma Leadership and Governance Low Premium and All - Stock Consideration 5

PDC + SRC – Combined Company Strengthens Strategic Priorities

1	Sustainable FCF	✓ 2H19 – 2021 estimated FCF generation of ~$800mm ✓ Commitment to return capital to shareholders through expanded $525mm stock buyback program
2	Financial & Operational Discipline	✓ Project industry-leading cost structure with anticipated G&A/Boe of ~$2.00 & LOE/Boe of ~$2.80 in 2020e ✓ Expect ~$40mm of 2020 G&A synergies; additional $10mm in 2021
3	Return on Capital	✓ Accretive to FCF Margin[(1)] – anticipate ~20% in 2020 ✓ Accretive to CROCI – anticipate greater than 15% in 2020
4	Solid Growth	✓ Pro forma Company generates multi-year debt-adjusted CFPS growth rate greater than 10% ✓ Production per share growth of greater than 10%[(2)]

Transaction positions PDC for long-term success

(1) FCF Margin defined as free cash flow divided by mid-point of capital investment range; (2) Assumes completion of share repurchase program.

August 2019

6

PDC + SRC – A Colorado Champion with a Culture of Responsible Development

- Clear leader in Colorado oil & gas industry headquartered in Denver
  - Combined company will be the 2nd largest producer in DJ Basin
  - ~182,000 combined Wattenberg acres (~100% in Weld County)
- Continuous focus on health, safety and the environment
- Consistent, transparent communication and engagement with our communities
  - Company-wide focus on volunteerism and charitable giving



CORE
VALUES
INTEGRITY
RESPECT
TEAMWORK
STAKEHOLDER FOCUS
PERFORMANCE DRIVEN

2Q19 DJ Basin Daily Production (MBoe/d)[(1)]



301
166
145
105
83
61
31
24
OXY
PDC + SRC
NBL
PDC
XOG
SRC
HPR
BCEI

Significant amount of contiguous acreage in rural Weld County will lead to greater value creation

(1) Source: Company filings

August 2019
7

PDC STRATEGIC RATIONALE & PRO FORMA COMPANY OVERVIEW Lance Lauck

PDC Pro Forma – Focused in Two Premier Basins August 2019 DJ Basin (pro forma) • YE18 proved reserves of ~730 MMBoe • 2Q19 production of ~166 MBoe/d (41% oil) Land Overview • ~182,000 net acres in Core Wattenberg • ~100% in Weld County • ~80% in unincorporated, rural areas • ~20% within municipal boundaries − ~50% Greeley − Half of municipal permits have been approved (remaining are in process) Inventory Overview • > 10 years pro forma inventory life (3 rigs) − Average lateral length of ~8,400’ − Upside potential via implementation of SRC spacing design in portions of field • YE19e DUC count of ~220 wells • Expect to spud ~150 wells in 2020 Delaware Basin • YE18 proved reserves of ~120 MMBoe • 2Q19 production of ~31.5 MBoe/d (43% oil) Land Overview • ~36,000 net acres in Reeves County • Two core focus areas (Block 4 and N. Central) Inventory Overview • >10 years inventory life at YE19 (2 rig pace) − Average lateral length of ~7,900’ • Expect to spud ~25 wells in 2020 Operational Overview • Average drill times of 23 days (spud - to - RR) − 33% improvement in past year • Average well costs of $10 - $ 13mm (MRL/XRL) − 30 - 40% improvement in average D&C costs in past year ($/ft.) PDC Overview (pro forma) • $4.5 billion Enterprise Value • YE18 Proved Reserves of ~850 MMBoe • 2019e Adj. CF of ~$1.3 billion • 2Q19 pro forma production of ~ 197MBoe /d • TTM Debt/EBITDAX of 1.3x Core positions in DJ and Delaware Basins effectively in two counties (Weld & Reeves) 9

PDC Pro Forma – Value - Enhancing Transaction Across the Board August 2019 Creates a premier E&P company with enhanced size and scale • Combination creates a new E&P sector leader built for long - term success with materially enhanced financial and operating scale Best in class Wattenberg operator with contiguous, core acreage • Second largest DJ Basin producer with a consolidated acreage position in Weld County to enable reduced surface usage through increased opportunities for long - lateral development Leading free cash flow generation • Industry - leading capital efficiency drives best - in - class combination of FCF generation and FCF growth Commitment to return capital to shareholders and protect balance sheet • Expect to return ~50% of $ 800mm FCF generated through 2021 to shareholders through share repurchase plan with flexibility for incremental return programs Strong Delaware position benefiting from continued efficiency - gains • ~36,000 net acreage position in Delaware delivers production growth, upside and basin diversification Focus on highly efficient, peer - leading cost structure • Project 2020 G&A synergies of ~$ 40mm resulting in expected 2020 G&A of ~$2.00/Boe; Anticipate an incremental $10 million of G&A synergies post - integration (2021) with an ongoing focus on cost structure Colorado energy champion • Positioned to work alongside key stakeholders through ongoing community and government outreach, shared midstream providers and service companies 10

PDC Pro Forma – Premier E&P with Increased Size, Scale & Financial Strength • Increased size and scale within DJ Basin strengthens relationships with midstream and service providers • Continued emphasis on financial discipline highlighted by low leverage and ample liquidity • Increased scale and conservative financial profile expected to benefit credit profile and lower corporate cost of capital August 2019 (1) Source: FactSet , equity research and company filings. Note: CPE presented pro forma for its acquisition of CRZO, excluding synergies. Peers include: CDEV, CPE, JAG, MTDR, OAS, PE, QEP, SM, WPX, XEC, XOG Significant increase in size and scale 2020e EBITDAX (rounded to nearest $ 100mm ) (1) Strong balance sheet with ample liquidity YE 2020e Net Debt / 2020e EBITDAX (1) 11 3.0x 2.4x 2.3x 2.2x 2.1x 2.1x 1.8x 1.3x 1.1x 1.1x 1.0x ~ 1.0x Peer F Peer E Peer H Peer I Peer D Peer G Peer J Peer K Peer A Peer C Peer B PDC PF $1,700 $1,700 $1,600 $1,600 $1,400 $1,100 $1,000 $900 $800 $700 $700 $600 Peer A Peer B PDC PF Peer C Peer D Peer E Peer F Peer G Peer H Peer I Peer J Peer K Peer Median = 2.1x

PDC Pro Forma – Leading FCF Generation with Commitment to Shareholder Returns

- **Anticipate generating ~$800 million of FCF between 2H19 and year-end 2021 at $55/Bbl & $2.70/Mcf**
  - 2020e FCF Yield of ~11% (pro forma Market Cap of ~$2.6bn)
- **Share repurchase program increased to $525 million with target completion date of year-end 2021**
  - Represents 15-20% of implied pro forma Market Cap
  - $125mm of program executed year-to-date
  - Remaining $400mm represents ~50% of projected FCF generated between 2H19 and YE21

2020e FCF yield vs. S&P 500 and S&P E&P Index(2)



PDC pro forma
~11%
S&P E&P index median
7%
S&P 500 median
6%
PDC peer companies
2%

Strong, Sustainable Free Cash Flow

2020e FCF ($mm)(1)



$297
~$275
$204
$171
$142
$61
$24
($63)
($64)
($67)
($161)
($190)
Peer Median = $24mm
Peer B
PDC PF
Peer C
Peer A
Peer G
Peer D
Peer F
Peer H
Peer K
Peer E
Peer I
Peer J

(1) Source: FactSet, equity research and company filings. Note: CPE presented pro forma for its acquisition of CRZO, excluding synergies. Peers include: CDEV, CPE, JAG, MTDR, OAS, PE, QEP, SM, WPX, XEC, XOG (2) PDC proforma assumes $55/Bbl and $2.70/Mcf NYMEX; S&P E&P index includes: APA, COG, COP, CXO, DVN, EOG, FANG, HES, MRO, NBL, PXD & XEC; PDC comparable peers are same is shown in FCF bar chart.

August 2019

12

PDC Pro Forma – Highly - Efficient, Peer - Leading Cost Structure • Project NPV of G&A synergies of ~$300 million through optimization and elimination of corporate redundancies − Estimate immediate synergies of $40 million in 2020 leading to G&A of ~$2.00/Boe − Anticipate an incremental $10 million of synergies in 2021 (post - integration) • Anticipate peer - leading 2020 cost structure – combined G&A + LOE total of less than $5.00/Boe − Approximately 40% lower than peer median combined G&A + LOE of $7.99/ Boe August 2019 (1) Source: FactSet , equity research and company filings. Note: CPE presented pro forma for its acquisition of CRZO, excluding synergies . G&A reflects cash and non - cash expenses and is adjusted to included capitalized G&A where applicable, based on 2018 actual capitalized G&A as a % of total G&A . Peers include: CDEV, CPE, JAG, MTDR, OAS, PE, QEP, SM, WPX, XEC, XOG Peer - leading operating margins Peer - leading operating margins Peer - Leading Cash + Non - Cash G&A Structure Best - in - Class Lifting Costs Enhance Margins 2020e G&A ($ / Boe) (1) 2020e LOE ($ / Boe) (1) 13 $7.38 $6.25 $6.18 $5.85 $5.49 $5.02 $4.50 $3.94 $3.61 $3.49 $3.00 ~$2.80 Peer F Peer G Peer D Peer C Peer E Peer I Peer J Peer K Peer A Peer B Peer H PDC PF $4.31 $3.98 $3.43 $3.02 $2.99 $2.97 $2.87 $2.85 $2.78 $2.46 $2.14 ~$2.00 Peer I Peer F Peer H Peer G Peer C Peer J Peer K Peer D Peer A Peer E Peer B PDC PF Peer Median = $5.02 Peer Median = $2.97

PDC Pro Forma – 3rd Party Midstream Expansions Improve Operating Outlook

DCP Projected Processing & Bypass Expansion Timeline[1]

Throughput (MMcf/d)	Details
1,100	Current capacity (1H19)
200	Plant 11 – Start-up in August 2019[2]
100	Plant 11 associated bypass – anticipated 4Q19[2]
225	DCP / WES agreement – Latham II – anticipated in-service in summer 2020
50	DCP current temporary offloads
~1,700	**Mid-Year 2020 - Anticipate PDC pro forma utilize ~40-50% of total system**

- Aka Energy currently processes/offloads an incremental 75-80 MMcf/d of PDC volumes

Upcoming DJ Basin Takeaway Expansions

- Front Range NGL line Expansion (FREX)
  - 4Q19 – 100,000 Bbls/d to Mt. Belvieu
- White Cliffs crude-to-NGL line conversion
  - 4Q19 – 90,000 Bbls/d to DCP's Southern Hills to Mt. Belvieu
- Cheyenne Connector residue natural gas pipeline
  - Late 1Q20 – 600 MMcf/d to Cheyenne Hub (pending FERC approval)


Grand Parkway
Plant 11
Plant 10
PDC Acreage
SRC Acreage
DCP - 2018-19 Processing Plant Expansions
Additional compression
Aka - Processing Plant
Compression
WES - Latham II

August 2019

(1) Source: DCP Midstream 2Q Earnings call (8/7/19); (2) Anticipates potential minor limitations to total capacity utilization until Cheyenne Connector is in-service

14

PDC Pro Forma – Delivering FCF, Shareholder Returns & Reasonable Growth

2020 Outlook

- Planned 2020 capital investments between $1.2 and $1.4bn
  - 3 Wattenberg rigs and 2 Delaware rigs
  - 2 full-time Wattenberg completion crews
  - Exit 2020 with ~125 Wattenberg DUCs
- Anticipate FCF of ~$275mm
- Expected production of 200,000 to 220,000 Boe/d
  - Does not include potential flush production associated with lower line pressures resulting from DCP system expansion

Long-Term Development Plan

- Continued investment in both Wattenberg and Delaware
- Target 5-10% long-term production growth rate with significant FCF generation as top priority
  - Continue to utilize DUC management in Wattenberg
  - Wattenberg development plan aligns with upcoming DCP expansions
  - Projected long-term oil mix of 40-42%

Significant FCF Generating Ability – *($55/Bbl & $2.70/Mcf NYMEX)*



PDC
SRC
$185 - $215
~$275
~$325
2H19e
2020e
2021e

Long-term strategy focused on growing and generating sustainable FCF with consistent returns to shareholders

- Expect to generate ~$800mm of FCF between 2H19 and YE21
- Plan to return ~50% of FCF to shareholders through remaining $400mm stock buyback program
- Remaining FCF expected to be allocated for debt repayment, future shareholder friendly initiatives and/or accretive growth opportunities

August 2019

15

PDC + SRC – The Right Combination at the Right Time August 2019 Creates a premier E&P company with enhanced size and scale x Best in class Wattenberg operator with contiguous, core acreage x Commitment to return capital to shareholders and protect balance sheet x Strong Delaware position benefiting from continued efficiency - gains x Leading free cash flow generation x Colorado energy champion x Focus on highly efficient, peer - leading cost structure x 16